UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-187094	20-585-6795

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(ZipCode)

Registrant's telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

$1,800,000 Purchase Agreement

On February 24, 2015, xG Technology, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”), pursuant to which the Company sold to institutional investors (the “Purchasers”) 1,800,000 of the Company’s Series C Convertible Preferred Stock (the “Preferred Stock”), par value $0.00001 per share and warrants to purchase 900,000 shares of the Company’s common stock, par value per share (the “Warrants”) for a purchase price of $1,800,000. The Company also issued 118,631 shares of its common stock in consideration of the Purchasers’ execution and delivery of the Purchase Agreement (the “Commitment Shares”).

Pursuant to the terms of the Purchase Agreement, $1,200,000 of the purchase price for the Preferred Stock and Warrants shall be deposited in a segregated account to be maintained by the Company by no later than February 27, 2015.  The Company shall have the ability to utilize up to $300,000 every two weeks (beginning on March 12, 2015 and through April 24, 2015) so long as it continues to maintain compliance with certain conditions (including the Company’s common stock maintaining a minimum trading price and the common stock maintaining certain trading volumes).  If the Company fails to meet the required conditions on any such date,, the holders of the Preferred Stock shall have the redemption rights described below in “Series C Convertible Preferred Stock—Redemption of Preferred Stock”.

The Preferred Stock and the Commitment Shares were issued pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-197820), filed with the SEC in accordance with the provisions of the Securities Act and declared effective on August 21, 2014. The Warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 of this Current Report on Form 8-K (this “Report”), and which is incorporated herein in its entirety by reference.

Series C Convertible Preferred Stock

Ranking

The Preferred Stock will rank pari passu with our Series A Convertible Preferred Stock, $0.00001 par value per share (the “Series A Preferred Stock”) and our Series B Convertible Preferred Stock, $0.00001 par value per share (the “Series B Preferred Stock”) with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company. The Preferred Stock will rank with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company senior to all of our common stock and other classes of capital stock other than the Series A Preferred Stock, unless the holders of a majority of the outstanding shares of Preferred Stock consent to the creation of parity stock other than the Series A Preferred Stock, Series B Preferred Stock, or senior preferred stock.

Liquidation Preference of Preferred Stock

Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, before the payment of any amount to the holder of shares of junior stock, but pari passu with any parity stock, the holders of Preferred Stock are entitled to receive an amount equal to the greater of (i) the stated value of the Preferred Stock or (ii) the amount the holder of Preferred Stock would receive if such holder converted the Preferred Stock into common stock immediately prior to the date of the liquidation event, including accrued and unpaid dividends.

Dividends on Preferred Stock

Holders of Preferred Stock shall be entitled to receive from the first date of issuance of the Preferred Stock until the date that is twelve (12) months from the issuance date (the “Maturity Date”) cumulative dividends at a rate of 7.0% per annum on a compounded basis. The Company shall have the right to pay dividends in cash or shares of common stock on the Maturity Date or in cash on any applicable redemption date or, with respect to Preferred Stock subject to conversion into common stock, as part of the conversion amount.

Redemption of Preferred Stock

Upon the occurrence of certain triggering events (including the Preferred Stock or common stock underlying the Preferred Stock is not freely tradeable without restriction; the failure of the common stock to be listed on the NASDAQ Capital Market or other national securities exchange; and bankruptcy, insolvency, reorganization or liquidation proceedings instituted against the Company shall not be dismissed in thirty (30) days or the voluntary commencement of such proceedings by the Company), the holder of Preferred Stock shall have the right to require the Company, by written notice, to redeem all or any of the shares of Preferred Stock at a price equal to the greater of (i) 125% of the conversion amount to be redeemed and (ii) the product of (a) the conversion amount divided by the lower of (x) $2.00 or (y) 85% of the lowest volume weighted average price of the common stock of the Company during the five (5) consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice multiplied by (b) 125% of the greatest closing sale price of the common stock on any trading day during the period commencing on the date immediately preceding such triggering event and ending on the date the Company makes the entire redemption payment to the holder of Preferred Stock.

On each of March 12, 2015, March 24, 2015, April 12, 2015 and April 24, 2015, upon the Company’s failure to met certain conditions (including the Company’s common stock failing to maintain a minimum trading price and the common stock failing to maintain certain trading volumes) during the period between the initial issuance date of the Preferred Stock and the relevant determination date, the holders of Preferred Stock shall have the right to require the Company, by written notice, to redeem in cash up to $300,000 of the Preferred Stock, at a price equal to the sum of (i) the stated value of Preferred Stock to be redeemed multiplied by 105% (for redemptions occurring within the first thirty days of the initial issuance date) or 110% (for redemptions occurring during the period between thirty and sixty days of the initial issuance date) plus (ii) all accrued and unpaid dividends thereon until the date of the redemption.

Upon the occurrence of a change in control of the Company, a holder of Preferred Stock shall have the right to require the Company to redeem all or any portion of the Preferred Stock at a price equal to 125% of the stated value of the Preferred Stock. In addition, so long as certain conditions do not exist (including the Company shall have timely delivered any common stock upon the conversion of the Preferred Stock), then the Company shall have the right to redeem all, but not less than all, of the Preferred Stock outstanding in cash at a price equal to the sum of (i) 125% of the stated value of the Preferred Stock and (ii) all accrued and unpaid dividends thereon.

At any time from and after the tenth (10th) business day prior to the Maturity Date, a holder of the Preferred Stock may require the Company to redeem all or any number of Preferred Stock held by such holder at a purchase price equal to 105% of the conversion amount of such Preferred Stock.

Conversion Rights of Preferred Stock

A holder of Preferred Stock shall have the right to convert the Preferred Stock, in whole or in part, upon written notice to the Company at a conversion price equal to the lower of (i) $2.00 or (ii) 85% of the lowest volume weighted average price of the common stock of the Company during the five (5) consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice (as adjusted for stock splits, share combinations and similar transactions).

Fundamental Transaction

The Company shall use its commercially reasonable efforts to not enter into a “fundamental transaction” unless the successor entity assumes the obligations of the Company under the Certificate of Designations and the successor entity (including its parent entity) is a publicly traded company whose shares of common stock are quoted or listed on an eligible national securities exchange. Upon a change of control of the Company, a holder of Preferred Stock shall have the right to require the Company to redeem all or any portion of the Preferred Stock at the applicable premium redemption price. A fundamental transaction is a transaction in which (i) the Company, directly or indirectly, in one or more related transactions, (a) consolidates or merges with or into any other entity (except where the Company is the surviving entity), (b) sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its properties or assets to any other entity, (c) allows any other entity to make a purchase, tender or exchange offer that is accepted by such holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the entity making or party to, or associated or affiliated with the entity making or party to, such purchase, tender or exchange offer), or (d) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other entity whereby such other entity acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other entity making or party to, or associated or affiliated with the other entity making or party to, such stock or share purchase agreement or other business combination), or (e) reorganizes, recapitalizes or reclassifies the common stock (which shall not include a reverse stock split), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company.

Voting Rights

Except with respect to certain material changes in the terms of the Preferred Stock and certain other matters, and except as may be required by Delaware law, holders of Preferred Stock shall have no voting rights. The approval of a majority of the holders of the Preferred Stock is required to amend the Certificate of Designations.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The Warrants were offered and sold, and the common stock issuable upon conversion of the Warrants will be offered and sold, in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D. The Company made this determination based on the representations of the Purchasers which included, in pertinent part, that each Purchasers is (a) an “accredited investor” within the meaning of Rule 501 of Regulation D or (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and upon such further representations from each Purchaser that (i) each Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) each Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) each Purchaser has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in the Company, (iv) each Purchaser had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (v) each Purchaser has no need for the liquidity in its investment in the Company and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 3.03 Material Modifications to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2015, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges, qualifications, restrictions, and limitations relating to the Preferred Stock. The Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing. A copy of the Certificate of Designations is included in Exhibit 3.1 to this Current Report on form 8-K and is incorporated herein by reference.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this item 5.03 by reference.

Item 8.01 Other Events.

The information set forth in Item 1.01 with respect to the Purchase Agreement is hereby incorporated by reference. The Company is filing the opinion of its counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., relating to the legality of the issuance and sale of the shares of Preferred Stock and shares of common stock in the Purchase Agreement, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the registration statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
Exhibit 3.1	Certificate of Designations of Series C Convertible Preferred Stock.
Exhibit 4.1	Form of Warrant.
Exhibit 5.1	Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.
Exhibit 10.1	Purchase Agreement, dated as of February 24, 2015, by and between the Company and the Purchasers
Exhibit 23.1	Consent of Robinson Brog Leinwand Greene Genovese & Gluck P.C. (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2015		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton
Title: Chief Financial Officer